EXHIBIT 23.2

                               CONSENT OF EXPERTS

      We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated May 12, 2005 relating to the consolidated financial statements of Ocean West Holding Corporation.

      We also consent to the reference to our Firm under the caption "Experts" in the Registration Statement.


                                                    WEBB & COMPANY, PA
                                                    Certified Public Accountants

Boynton Beach, Florida
September 14, 2005